                                                              EXHIBIT 4.3

                       [FORM OF FACE OF STOCK CERTIFICATE]

                                     [LOGO]

                          NORDIC EQUITY PARTNERS CORP.



Number                                                     Shares

NEPC-                                                      See Reverse For
                                                           Certain Definitions


This certifies that



is the record holder of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.0001 PAR VALUE, OF

                          NORDIC EQUITY PARTNERS CORP.

(hereinafter called the Corporation) transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile signatures of the Corporation's duly authorized officers.

Dated:


         PRESIDENT                                            SECRETARY



Countersigned and Registered:
Olde Monmouth Stock Transfer Co., Inc.

By



Authorized Signature

                     [FORM OF REVERSE OF STOCK CERTIFICATE]

                          NORDIC EQUITY PARTNERS CORP.

         The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common



TEN ENT - as tenants by the entireties



JT TEN - as joint tenants with right
         of survivorship and not as
         tenants in common


         UNIF GIFT MIN ACT-               Custodian
                           ---------------          ------------
                               (Cust)                  (Minor)

                          under Uniform Gifts to Minors Act



UNIF TRF ACT-                      Custodian (until age           )
             ---------------------                     -----------
                      (Cust)
                                    under Uniform Transfer to Minor Acts
              ---------------------
                      (Minor)

          ----------------------------------------
                                     (State)




    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                     HEREBY SELL, ASSIGN AND TRANSFER UNTO

Please insert social security or other
  identifying number of assignee

[                 ] ____________________________________________________________
         (Please print or type name and address, including zip code of assigned)
________________________________________________________________________________

________________________________________________________________________________
OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ____________________________ ATTORNEY TO TRANSFER THE SAID STOCK ON THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED: ___________________________          X __________________________________

                                            X __________________________________
                                            Notice: The signature(s) to this
                                            assignment must correspond with the
                                            names(s) as written upon the face of
                                            the certificate, in every
                                            particular, without alteration or
                                            enlargement, or any change
                                            whatsoever.



SIGNATURE GUARANTEED: __________________________________________________________
                      The signature(s) should be guaranteed by an eligible guarantor institution (banks stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15